SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 26, 2002

GENESIS MICROCHIP INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33477	77-0584301
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

2150 Gold Street
Alviso, California		95002
(Address of principal executive offices)		(Zip Code)

(408) 262-6599
(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS

On June 26, 2002, Genesis Microchip Inc. (the “Company”) declared a dividend of one (1) Preferred Share Purchase Right (collectively, the “Rights”) on each share of common stock, par value $0.001 per share, of the Company outstanding as of the close of business on July 8, 2002. The terms of the Rights are governed by a Preferred Stock Rights Agreement, dated as of June 27, 2002, between the Company and Mellon Investor Services, L.L.C., a copy of which is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

On June 26, 2002, the Company issued a press release announcing that the Company had approved adoption of a rights agreement. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

4.1	Preferred Stock Rights Agreement, dated as of June 27, 2002, between Genesis Microchip Inc., a Delaware corporation, and Mellon Investor Services, L.L.C.

99.1	Press release of Genesis Microchip Inc. issued on June 26, 2002.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS MICROCHIP INC.

By:	/s/ ERIC ERDMAN
Name: Eric Erdman Title: Chief Financial Officer
Date: June 28, 2002

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EXHIBIT INDEX

Exhibit Number

4.1	Preferred Stock Rights Agreement, dated as of June 27, 2002, between Genesis Microchip Inc., a Delaware corporation, and Mellon Investor Services, L.L.C.

99.1	Press release of Genesis Microchip Inc. issued on June 26, 2002.

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